                                                                    Exibit 10.16


                                                                  EXECUTION COPY

     FIFTH AMENDMENT, dated as of December 31, 2001 (this "Fifth Amendment") to
                                                           ---------------
the Credit Agreement, dated as of July 23, 1998 and as Amended and Restated as of August 28, 1998 (as amended by the First Amendment, dated as of March 10, 1999, the Second Amendment, dated as of March 22, 2000, the Third Amendment, dated as of October 10, 2000, the Fourth Amendment, dated as of February 13, 2001, and as may be further amended, modified or supplemented from time to time, the "Credit Agreement"), among (i) DDI Capital Corp., formerly known as Details
     ----------------
Capital Corp. (the "Company"); (ii) Dynamic Details, Incorporated, formerly
                    -------
known as Details, Inc. ("Details"); (iii) Dynamic Details Incorporated, Silicon
                         -------
Valley, formerly known as Dynamic Circuits, Inc. ("DCI", and collectively with
                                                   ---
Details, the "Borrowers"); (iv) the several banks and other financial
              ---------
institutions from time to time parties thereto, (individually, a "Lender," and
                                                                  ------
collectively, the "Lenders"); (v) BANKERS TRUST COMPANY, as documentation and
                   -------
co-syndication agent; and (vi) JPMorgan Chase Bank, as collateral, co-syndication and administrative agent (in such capacity, the "Administrative
                                                                --------------
Agent"). Terms defined in the Credit Agreement shall be used in this Fifth
-----
Amendment with their defined meanings unless otherwise defined herein.


                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain Loans to the Borrowers;

     WHEREAS, the Company and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

     WHEREAS, the Lenders are willing to effect such amendments to the Credit Agreement, but only upon the terms and subject to the conditions set forth below;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby
        ------------------------
amended as follows:


     (a) by amending and restating the following definitions in their entireties:

     "Applicable Margin": for the Tranche B Term Loans, the rate per annum set
      -----------------
forth under the relevant column heading below:


      ABR Loans                       Eurodollar Loans
      ---------                       ----------------

        3.00%                               4.00%

     ; provided: that the Applicable Margin with respect to Revolving Credit
       --------
Loans, the Swing Line Loans, and Tranche A Term Loans will be determined pursuant to the Pricing Grid.

     "ECF Percentage": 75%; provided, that, with respect to each fiscal year of
      --------------
Details ending on or after December 31, 2000, the ECF Percentage shall be reduced to 50% if the Consolidated Leverage Ratio as of the last day of such fiscal year is not greater than 2.0 to 1.0.

     "Interest Payment Date": (a) as to any ABR Loan, the last day of each month
      ---------------------
to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is an ABR Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

     (b) by adding the following new definition in the proper alphabetical order:

     "Fifth Amendment Effective Date": the Fifth Amendment Effective Date under
      ------------------------------
the Fifth Amendment to this Agreement (which date is as of December 31, 2001).

     "Permitted Investments": (i) direct obligations of the U.S. Treasury
      ---------------------
including treasury bills, notes and bonds; (i) federal agency securities which carry the direct or implied guarantee of the U.S. Government including Government National Mortgage Association, Federal Home Loan Bank, Federal Farm Credit Bank, Federal National Mortgage Association, Student Loan Marketing Association, World Bank, and Tennessee Valley Authority, including notes, discount notes, medium term notes and floating rate notes; (iii) bank certificates of deposit and bankers' acceptances including Eurodollar denominated and Yankee issues, provided that such investments are limited to those institutions with total assets in excess of $2 billion and which carry a Moody's and Standard and Poor's rating of A1/P1 or better or a Keefe Bruyette and Woods rating of at least A/B; (iv) commercial paper rated A1/P1 or better;
(v) short-term tax exempt securities including municipal notes, commercial paper, auction rate floaters, and floating rate notes rated A1/P1 or better, municipal notes rated SP-1/MIG-2 or better, and bonds rated AA or better; (vi) pre-funded municipal bonds escrowed to maturity and backed by U.S. Treasury securities; (vii) auction rate preferred stock or bonds issued with a rate-reset mechanism and a maximum term of 180 days, provided that such investments are limited to those issuers who have a Moody's rating of AA or better; and (viii) money market mutual funds, which offer daily purchase and redemption and maintain a constant share price, provided that such funds are "no-load" funds which have a constant $1.00 NAV.

     "Purchase Money Indebtedness": as defined as in Section 7.2(c).
      ---------------------------

     "Qualified Account": as defined in Section 7.17.
      -----------------

     "Sale-Leaseback Transaction": as defined in Section 7.11.
      --------------------------

     "Second Quarter 2003 Compliance Date": the date on which the Company and
      -----------------------------------
Borrowers shall have delivered financial statements for the fiscal quarter ended June 30, 2003 in compliance with Section 6.1 (together with the relevant items required to be delivered concurrently pursuant to Section 6.2).

     (c) by deleting the following definitions, added to the Credit Agreement pursuant to the Third Amendment: "Incremental Lenders", "Incremental Maturity Date", "Incremental Revolving Lenders", "Incremental Revolving Loan Activation Date", "Incremental Revolving Loan Activation Notice", "Incremental Revolving Loan Amount", "Incremental Revolving Loan Closing Date", "Incremental Term Lenders", "Incremental Term Loan Activation Date", "Incremental Term Loan Activation Notice", "Incremental Term Loan Amount", "Incremental Term Loan Closing Date", "Incremental Term Loan Facility", "Incremental Term Loan Percentage", "Incremental Term Loans", "Incremental Term Loan Incurrence Pro Forma Compliance", "Incremental Term Loan Termination Date", and "Incremental Term Note".

     2. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby
        ------------------------
amended by deleting such section in its entirety and substituting in lieu thereof the following new section:

     (a) "Term Loan Commitments. Subject to the terms and conditions hereof, (a)
          ---------------------
each Tranche A Term Loan Lender severally agrees to make term loans to the Borrowers on the Closing Date and to DCI on the Second Closing Date (the "Tranche A Term Loans") in an aggregate amount not to exceed the amount of the Tranche A Term Loan Commitment of such Lender and (b) each Tranche B Term Loan Lender severally agrees to make term loans (the "Tranche B Term Loans") to the Borrowers on the Closing Date and on the Second Closing Date in an aggregate amount not to exceed the amount of the Tranche B Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the relevant Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.12."

     3. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby
        ------------------------
amended by deleting such section in its entirety and substituting in lieu thereof the following new section:

     "(a) Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrowers from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Credit Percentage of the sum of (i) the aggregate principal amount of the Swing Line Loans then outstanding and (ii) the aggregate amount of the L/C Obligations then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrowers may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrowers and notified to the Administrative Agent in accordance with Sections 2.5 and 2.12, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Scheduled Revolving Credit Termination Date."

     (b) The Borrowers shall repay all outstanding Revolving Credit Loans on the Scheduled Revolving Credit Termination Date (or such earlier date as all amounts owing hereunder shall become due and payable).

     (c) Notwithstanding anything to the contrary in this Agreement, the sum of all Revolving Extensions of Credit shall not at any time exceed $37,500,000. The requirements set forth in the preceding sentence shall cease to apply from and after the Second Quarter 2003 Compliance Date, provided, that on such date, no
                                               --------
Default or Event of Default shall have occurred and be continuing (including, without limitation, pursuant to Section 7.1 for the second calendar quarter of
2003)."

     4. Amendment to Section 2.11(b). Section 2.11(b) of the Credit Agreement is
        ----------------------------
hereby amended by deleting the reference to "$4,000,000" in proviso (i) and substituting in lieu thereof "$1,000,000".

     5. Addition of Section 2.11(g). Section 2.11(g) is hereby added to the
        ---------------------------
Credit Agreement, such Section to read as follows:

     "(g) An amount equal to 50% of the Net Cash Proceeds received with respect to any convertible Indebtedness issued by DDi Corp. in accordance with Section 7.2(o)."

     6. Amendment to Section 2.17(b). Section 2.17(b) is hereby amended by (1)
        ----------------------------
deleting the language "or the Incremental Term Loans" following the language "Tranche B Term Loans" in the first sentence thereof, (2) deleting the language "and the Incremental Term Loans" following the language "Tranche B Term Loans" in the second sentence thereof, (3) deleting the "," after the language "Tranche A Term Loans" in the first sentence thereof and substituting in lieu thereof the word "or", and (4) deleting "," after the language "Tranche A Term Loans" in the second sentence thereof and substituting in lieu thereof the word "and".

     7. Amendment to Section 6.1(c). Section 6.1(c) of the Credit Agreement is
        ---------------------------
hereby amended by adding the following to the end of such clause: "together with a management discussion and analysis of such financial information."

     8. Amendment to Section 7.1(a). Section 7.1(a) of the Credit Agreement is
        ---------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following: "[intentionally omitted]."

     9. Amendment to Section 7.1(b). Section 7.1(b) of the Credit Agreement is
        ---------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "(b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio as of the last day of any period of four consecutive fiscal quarters of Details to exceed the ratio set forth below opposite such period:

             Period                          Consolidated Senior Leverage Ratio
             ------                          ----------------------------------

January 1, 2002 through March 31, 2002                   8.0 to 1.0
April 1, 2002 through June 30, 2002                      8.0 to 1.0
July 1, 2002 through September 30, 2002                  6.5 to 1.0
October 1, 2002 through December 31, 2002                3.0 to 1.0

January 1, 2003 through March 31, 2003                   2.0 to 1.0
April 1, 2003 through June 30, 2003                     1.75 to 1.0
July 1, 2003 through September 29, 2003                 1.50 to 1.0
September 30, 2003 through thereafter                   1.25 to 1.0"

     10. Amendment to Section 7.1(c). Section 7.1(c) of the Credit Agreement is
         ---------------------------
deleted in its entirety and the following substituted in lieu thereof:

     "Consolidated Fixed Charge Coverage Ratio. After July 1, 2003, permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of Details to be less than 1.05 to 1.0."

     11. Addition of Section 7.1(d). Section 7.1 of the Credit Agreement is
         --------------------------
hereby amended by adding a new Section 7.1(d) to read as follows:

     "(d) Minimum EBITDA. (1) Permit Consolidated EBITDA for any period during
(i) the fiscal quarter ending December 31, 2001 to be more than $5,000,000 below zero, (ii) the fiscal quarter ending March 31, 2002 to be less than $0, (iii) the two consecutive fiscal quarters ending June 30, 2002 to be less than $6,000,000, (iv) the three consecutive fiscal quarters ending September 30, 2002 to be less than $21,000,000, and (v) the four consecutive fiscal quarters ending during any period set forth below to be less than the amount set forth opposite such period:

Fiscal Quarter                                              Consolidated EBITDA
--------------                                              -------------------

October 1, 2002 through December 31, 2002                       $40,000,000
January 1, 2003 through March 31, 2003                          $50,000,000
April 1, 2003 through June 30, 2003                             $58,000,000
July 1, 2003 through September 30, 2003                         $63,000,000"

     12. Amendment to Section 7.2(c). Section 7.2 of the Credit Agreement is
         ---------------------------
hereby amended by deleting paragraph (c) in its entirety and substituting in lieu thereof the following:

     "(c) Indebtedness secured by Liens permitted by Section 7.3(g) ("Purchase
                                                                      --------
Money Indebtedness") existing as of the Fifth Amendment Effective Date and other
------------------
Purchase Money Indebtedness, which other Purchase Money Indebtedness shall not exceed $2,000,000 at any one time outstanding."

     13. Amendment to Section 7.2(d). Section 7.2 of the Credit Agreement is
         ---------------------------
hereby amended by deleting paragraph (d) in its entirety and substituting in lieu thereof the following:

     "(d) Capital Lease Obligations existing as of the Fifth Amendment Effective Date and other Capital Lease Obligations, which other Capital Lease Obligations shall not exceed $3,000,000."

     14. Amendment to Section 7.2(m). Section 7.2 of the Credit Agreement is
         ---------------------------
hereby amended by deleting paragraph (m) in its entirety and substituting in lieu thereof the following:

     "(m) additional Indebtedness of Details or any of its Subsidiaries existing as of the Fifth Amendment Effective Date and other such additional Indebtedness, which other such additional Indebtedness shall not exceed in an aggregate principal amount (for Details and all Subsidiaries) $5,000,000 at any one time outstanding."

     15. Amendment to Section 7.2(n). Section 7.2 of the Credit Agreement is
         ---------------------------
hereby amended by deleting paragraph (n) in its entirety and substituting in lieu thereof the following:

     "(n) [intentionally omitted]"

     16. Addition of Section 7.2(o). The Credit Agreement is hereby amended by
         --------------------------
adding a new Section 7.2(o) to read as follows:

     "(o) convertible Indebtedness issued by DDi Corp., provided that such Indebtedness is (i) unsecured, (ii) matures later than October 22, 2005 and
(iii) DDi Corp. deposits in a Qualified Account an amount from the Net Cash Proceeds of such Indebtedness that is equal to two years of Consolidated Fixed Charges with respect to such Indebtedness, which amount shall be reduced from time to time by an amount equal to the Consolidated Fixed Charges due and payable on such Indebtedness."

     17. Amendment to Section 7.3(j). Section 7.3(j) of the Credit Agreement is
         ---------------------------
hereby amended by deleting the reference to the amount "$4,000,000" and substituting in lieu thereof "$1,000,000".

     18. Amendment to Section 7.5(f). Section 7.5(f) of the Credit Agreement is
         ---------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "(f) the sale of other assets (including pursuant to a Sale-Leaseback Transaction) having a fair market value not to exceed $10,000,000 in the aggregate for any fiscal year of Details."

     19. Amendment to Section 7.6(d). Section 7.6(d) is hereby amended by
         ---------------------------
deleting said Section in its entirety and substituting in lieu thereof the following:

     "[intentionally omitted]."

     20. Amendment to Section 7.6(h). Section 7.6(h) is hereby amended by
         ---------------------------
deleting said Section in its entirety and substituting in lieu thereof the following:

     "[intentionally omitted]."

     21. Amendment to Section 7.7. Section 7.7, which consists solely of the
         ------------------------
language "[INTENTIONALLY OMITTED]", is hereby deleted in its entirety and the following substituted in lieu thereof:

     "7.7 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of Details and its Subsidiaries in the ordinary course of business not exceeding in any fiscal year of Details the amount set forth below opposite such fiscal year (the "Base CapEx Amount"):
                                            -----------------

     Fiscal Year                                          Base CapEx Amount

       2002                                                 $25,000,000
       2003                                                 $27,500,000
       2004                                                 $30,300,000
       2005                                                 $33,300,000"

     22. Amendment to Section 7.8(i). Section 7.8(i) of the Credit Agreement is
         ---------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "From and after the Second Quarter 2003 Compliance Date, Details and its Subsidiaries may acquire all or substantially all of the Capital Stock or assets of any Person or business unit of a Person; provided that (i) no
                                                        --------
     Default or Event of Default has occurred and is continuing or would result therefrom, (ii) the Company would have been in compliance, on a pro forma basis, with each of the financial covenants contained in Section 7.1 if such acquisition had been made on the first day of the most recently completed period of calculation thereof and (iii) immediately prior to consummating such acquisition, and after giving pro forma effect thereto, the Available Revolving Credit Commitments of all the Lenders shall be at least $20,000,000."

     23. Amendment to Section 7.8(j). Section 7.8(j) of the Credit Agreement is
         ---------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "From and after the Second Quarter 2003 Compliance Date, in addition to investments otherwise expressly permitted by this Section 7.8, investments by Details or any of its Subsidiaries in an aggregate amount (valued at cost, but net of returns of capital from such investments) not to exceed during the term of this Agreement the sum of $10,000,000 and the then unused Permitted Expenditure Amount on the date upon which such investment is made."

     24. Amendment to Section 7.10. Section 7.10 of the Credit Agreement is
         -------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

     "Limitation on Transactions with Affiliates. Enter into any transaction,
      ------------------------------------------
including, without limitation, any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Company, Details or any Wholly Owned Subsidiary Guarantor) unless such transaction is (a) not otherwise prohibited under this Agreement and (b) upon fair and reasonable terms no less favorable to the Company, Details or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

     Notwithstanding anything to the contrary contained in this Section 7.10, at no time will the Company or any of its Subsidiaries make any payments to Bain Capital and/or any of its Affiliates in an amount which would exceed that amount permitted to be paid pursuant to the Senior Subordinated Note Indenture, the Company Indenture or the New Intermediate Note Indenture at such time."

     25. Amendment to Section 7.11. Section 7.11 is hereby deleted in its
         -------------------------
entirety and the following substituted in lieu thereof:

     "Limitation on Sales and Leasebacks. Other than as permitted in the second
      ----------------------------------
sentence, enter into any arrangement with any Person providing for the leasing by the Company or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary (a "Sale-Leaseback Transaction"). The Company or any
                               --------------------------
of its Subsidiaries may enter into a Sale-Leaseback Transaction with respect to the Company's facility located in Garland, Texas, provided that (i) such
                                                  --------
Sale-Leaseback Transaction does not raise more than $10,000,000 in Net Cash Proceeds and (ii) there is deposited into a Qualified Account an amount equal to the first two years of rent payable to the new owner of the Garland, Texas facility and (iii) notwithstanding any other provision of the Credit Agreement, Net Cash Proceeds that arise from the Sale-Leaseback Transaction are applied in accordance with Section 2.11(d) of the Credit Agreement."

     26. Addition of Section 7.18. A new Section 7.18, to read as follows, is
         ------------------------
hereby added to the Credit Agreement:

     "Cash Accounts. From 90 days after the Fifth Amendment Effective Date,
      -------------
permit the aggregate amount of cash or cash equivalents held by the Borrowers and their Subsidiaries that is not held in Qualified Accounts to exceed $5,000,000. As used above, "Qualified Account" means any deposit account
                            -----------------
(consisting of Permitted Investments) of the Borrowers and their Subsidiaries in which the Administrative Agent has a perfected first priority security interest, in each case on terms and conditions satisfactory to the Administrative Agent. The requirements set forth in this Section shall cease to apply from and after the Second Quarter 2003 Compliance Date, provided, that on such date, no Default
                                         --------
or Event of Default shall have occurred and be continuing (including, without limitation, pursuant to Section 7.1 for the second calendar quarter of 2003)."

     27. Amendment to Section 8(m). Section 8(m)(v) of the Credit Agreement is
         -------------------------
hereby amended by deleting the word "and" before the beginning of clause (F) and adding the following new clause (G) at the end thereof and prior to the semi-colon: "and (G) with respect to DDi Corp., pursuant to Section 7.2(o)."

     28. Amendment to Annex A. Annex A of the Credit Agreement is hereby amended
         --------------------
by deleting the Pricing Grid in its entirety and substituting in lieu thereof the following:

     Consolidated                             Applicable        Applicable        Commitment Fee
    Leverage Ratio                            Margin for      Margin for ABR           Rate
                                           Eurodollar Loans     Loans and
                                            and Letters of      Swing Line
                                                Credit            Loans
   (greater than or equal to) 5.00 to 1.0        3.75%             2.75%               0.50%

          (less than) 5.00 to 1.0                3.50%             2.50%               0.50%
   and (greater than or equal to) 4.00 to
                    1.0

          (less than) 4.00 to 1.0                3.25%             2.25%               0.50%
   and (greater than or equal to) 3.00 to
                    1.0

          (less than) 3.00 to 1.0                3.25%             2.25%               0.50%
   and (greater than or equal to) 2.50 to
                    1.0

          (less than) 2.50 to 1.0                3.00%             2.00%               0.50%

     29. Representations and Warranties. As of the date hereof and after giving
         ------------------------------
effect to this Fifth Amendment, the Company and each Borrower hereby confirm, reaffirm and restate the representations and warranties made by it in Section 4 of the Credit Agreement and otherwise in the Loan Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Fifth Amendment. No Default or Event of Default has occurred and is continuing.

     30. Fees. The Borrowers agree to pay an amendment fee for the account of
         ----
each Lender that consents to this Fifth Amendment in the amount of 0.25% of each such Lender's Commitment.

     31. Within 30 days of the Fifth Amendment Effective Date, the Borrowers agree to provide to the Administrative Agent an Officer's Certificate, in form and substance reasonably acceptable to the Administrative Agent, certifying as to the correctness and completeness of the Schedules to the Guarantee and Collateral Agreement.

     32. No Change. Except as expressly provided herein, no term or provision of
         ---------
the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

     33. Effectiveness. This Fifth Amendment shall become effective as of the
         -------------
date hereof upon receipt by the Administrative Agent of:

     (a) counterparts hereof duly executed by Company, the Borrowers and the Required Lenders; the execution and delivery of this Fifth Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof;

     (b) a copy of resolutions of such Borrower, certified by the Secretary of such Borrower, authorizing the execution, delivery and performance of this Fifth Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

     (c) a certificate of each of the Borrowers, dated as of the date hereof, as to the incumbency and signature of the officers of such Borrower executing this Fifth Amendment, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

     (d) such other documents, instruments and agreements with respect to the matters contemplated by this Fifth Amendment as the Administrative Agent reasonably shall request, and all such documents, instruments and agreements shall be in form and substance reasonably satisfactory to the Administrative Agent; and

     (e) the fees referred to in paragraph 29 of this Fifth Amendment shall have been paid.

     34. Counterparts. This Fifth Amendment may be executed by the parties
         ------------
hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     35. GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
         -------------
THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                 DDI CAPITAL CORP.


                                 By: /s/ JOSEPH P. GISCH
                                    --------------------------------------------
                                    Title:


                                 DYNAMIC DETAILS, INCORPORATED


                                 By: /s/ JOSEPH P. GISCH
                                    --------------------------------------------
                                    Title:


                                 DYNAMIC DETAILS, INCORPORATED, SILICON
                                 VALLEY


                                 By: /s/ JOSEPH P. GISCH
                                    --------------------------------------------
                                    Title:

                                 JPMorgan Chase Bank, as
                                 Administrative Agent, Collateral Agent, Co-
                                 Syndication Agent and as a Lender


                                 By: /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    Title: Vice President


                                 BANKERS TRUST COMPANY, as
                                 Documentation Agent, Co-Syndication Agent and as a Lender


                                 By: /s/ GREGORY SHEFRIRI
                                    --------------------------------------------
                                    Name:  Gregory Shefriri
                                    Title: Director

SANKATY ADVISORS, INC., as Collateral Manager for
BRANT POINT II CBO 2000-1 LTD.


By:/s/ DIANE J. EXETER
   --------------------------------------------
   Name:  Diane J. Exeter
   Title: Managing Director, Portfolio Manager

CRESCENT/MACH I PARTNERS, L.P.

By: TCW Asset Management Company,
    its Investment Manager


By: /s/ JONATHAN R. INSULL
   --------------------------------------------
   Name:  Jonathan R. Insull
   Title: Senior Vice President

CYPRESSTREE INVESTMENT PARTNERS I


By: /s/ JONATHAN D. SHARKEY
   --------------------------------------------
   Name:  Jonathan D. Sharkey
   Title: Principal

CYPRESSTREE INVESTMENT PARTNERS II


By: /s/ JONATHAN D. SHARKEY
   --------------------------------------------
   Name:  Jonathan D. Sharkey
   Title: Principal

DEBT STRATEGIES FUND


By: /s/ HARSH JAGGI
   --------------------------------------------
   Name:  Harsh Jaggi
   Title: Authorized Signatory

FIRST DOMINION FUNDING II


By: /s/ ANDREW H. MARSHAK
   --------------------------------------------
   Name:  Andrew H. Marshak
   Title: Authorized Signatory

GRAYSTON CLO 2001-01 LTD.
By: Bear Stearns Asset Management as
    its Collateral Manager


By: /s/ [ILLEGIBLE]
   --------------------------------------------
   Title: Associate Director

IBM CREDIT CORPORATION


By: /s/ [ILLEGIBLE]
   --------------------------------------------
   Title: Manager of Credit

INDOSUEZ CAPITAL FUNDING IV, L.P.,
By: RBC Leveraged Capital as Portfolio Manager


By: /s/ MELISSA MARANO
   --------------------------------------------
   Name:  Melissa Marano
   Title: Director

INDOSUEZ CAPITAL FUNDING IIA, LIMITED
By: Indosuez Capital as Portfolio Advisor


By: /s/ CHARLES KOBAYASHI
   --------------------------------------------
   Name:  Charles Kobayashi
   Title: Principal and Portfolio Manager

KZH CRESCENT 2 LLC


By: /s/ SUSAN LEE
   --------------------------------------------
   Name:  Susan Lee
   Title: Authorized Agent

KZH CRESCENT 3 LLC


By: /s/ SUSAN LEE
   --------------------------------------------
   Name:  Susan Lee
   Title: Authorized Agent

KZH CYPRESSTREE-1 LLC


By: /s/ SUSAN LEE
   --------------------------------------------
   Name:  Susan Lee
   Title: Authorized Agent

MORGAN STANLEY PRIME INCOME TRUST


By: /s/ PETER GEWIRTZ
   --------------------------------------------
   Name:  Peter Gewirtz
   Title: Vice President

MASS MUTUAL HIGH YIELD PARTNERS II, LLC


By: /s/ LISA YOERG
   --------------------------------------------
   Name:  Lisa Yoerg
   Title: Managing Director

MASTER SENIOR FLOATING RATE TRUST


By: /s/ HARSH JAGGI
   --------------------------------------------
   Name:  Harsh Jaggi
   Title: Authorized Signatory

MASSACHUSETTS MUTUAL LIFE
  INSURANCE COMPANY

By: David L. Babson and Company Incorporated, under delegated authority from
    Massachusetts Life Insurance Company, its Collateral Manager.

By: /s/ LISA YOERG
   --------------------------------------------
   Name:  Lisa Yoerg
   Title: Managing Director with David L. Babson
          and Company Incorporated

MERRILL LYNCH PRIME RATE PORTFOLIO


By:  /s/ HARSH JAGGI
   --------------------------------------------
   Title: Harsh Jaggi
          Authorized Signatory

MERRILL LYNCH SENIOR FLOATING RATE FUND


By:  /s/ HARSH JAGGI
   --------------------------------------------
   Name:  Harsh Jaggi
   Title: Authorized Signatory

VAN KAMPEN SENIOR FLOATING RATE FUND

By: Van Kampen Investment Advisory Group

By: /s/ [ILLEGIBLE]
   --------------------------------------------
   Title: Managing Director

PILGRIM AMER. HIGH INCOME INVEST. LTD.


By: /s/ ROBERT L. WILSON
   --------------------------------------------
   Name:  Robert L. Wilson
   Title: Vice President

PILGRIM CLO 1999-1 Ltd.

By: ING Pilgrim Investments as its investment manager

By: /s/ ROBERT L. WILSON
   --------------------------------------------
   Name:  Robert L. Wilson
   Title: Vice President

SANKATY HIGH YIELD ASSET PARTNERS, L.P.


By: /s/ DIANE J. EXETER
   --------------------------------------------
   Name:  Diane J. Exeter
   Title: Managing Director, Portfolio Manager

SANKATY HIGH YIELD PARTNERS II, L.P.


By: /s/ DIANE J. EXETER
   --------------------------------------------
   Name:  Diane J. Exeter
   Title: Managing Director, Portfolio Manager

SOMERS CDO, LIMITED

By: David L. Babson and Company Incorporated, under delegated authority from
    Massachusetts Mutual Life Insurance Company, its Collateral Manager

By: /s/ LISA YOERG
   ---------------------------------------------
   Name:  Lisa Yoerg
   Title: Managing Director with David L. Babson
          and Company Incorporated

TCW SELECT LOAN FUND, LIMITED

By: TCW Advisors, Inc. as its Collateral Manager

By: /s/ [ILLEGIBLE]
   --------------------------------------------
   Title: Managing Director

By: /s/ JONATHAN R. INSULL
   --------------------------------------------
   Name:  Jonathan R. Insull
   Title: Senior Vice President

TORONTO DOMINION (NEW YORK) INC.


By: /s/ DAVID G. PARKER
   --------------------------------------------
   Name:  David G. Parker
   Title: Vice President

NORTH AMERICAN SENIOR FLOATING RATE FUND

By: Starfield Capital Partners, LLC as Subadvisor

By: /s/ STEPHEN M. ALFIERI
   --------------------------------------------
   Name:  Stephen M. Alfieri
   Title: Managing Partner